Fourth Quarter 2010 Earnings Conference Call 24 November 2010 Exhibit 99.3 (Furnished herewith) 27

| 4th Quarter 2010 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 28

| 4th Quarter 2010 Earnings Conference Call 3 Fourth Quarter Overview (in millions of dollars except per share amounts) Q4 2010 Q4 2009 Change Net Sales and Revenues $7,202 $5,334 +35% Net Sales $6,564 $4,726 +39% Net Income (Loss) Attributable to Deere & Company $457 ($223) Diluted EPS $1.07 ($0.53) 29

| 4th Quarter 2010 Earnings Conference Call 4 Supplemental Data – Fiscal 2009 NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for fourth quarter 2009 and fiscal year 2009. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the quarter and year. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. 30 Net income (loss) attributable to Deere & Company, as reported Q4 2009 FY 2009 (millions) Diluted EPS (millions) Diluted EPS Net income (loss) attributable to Deere & Company, as reported $(222.8) $(0.53) $873.5 $2.06 Expenses related to: Goodwill impairment 274.2 0.65 274.2 0.65 Voluntary employee-separation program 47.6 0.11 57.6 0.13 Net income attributable to Deere & Company, as adjusted $99.0 $0.23 $1,205.3 $2.84

| 4th Quarter 2010 Earnings Conference Call 5 Fourth Quarter Overview Net Sales Equipment operations net sales: Up 39% in Q4 2010 vs. Q4 2009 Currency translation: +1 point Price realization: +3 points 31

| 4th Quarter 2010 Earnings Conference Call 6 Production Tonnage* Approximate % Change Q4 2010 Actual Q4 2010 Previous Forecast FY 2010 Actual FY 2010 Previous Forecast Q1 2011 Forecast FY 2011 Forecast Total Worldwide +59 +53 +15 +14 +39 +8 Worldwide A&T +50 +47 +10 +10 +33 +5 Worldwide C&F +129 +94 +62 +55 +89 +23 U.S. and Canada +56 +47 +11 +9 +42 +4 Outside U.S. and Canada +65 +65 +24 +24 +34 +14 U.S. and Canada A&T +43 +40 +4 +3 +34 Flat *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 32

| 4th Quarter 2010 Earnings Conference Call 7 Production Tonnage* *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 24 November 2010 Approximate % Change Q1 Q2 Q3 Q4 Total Worldwide – Fiscal 2010 (20) +7 +31 +59 Total Worldwide – Fiscal 2011 Forecast +39 +12 (4) (9) 33

| 4th Quarter 2010 Earnings Conference Call 8 2011 Company Outlook First Quarter 2011 Forecast Net sales up ~ 34% vs. Q1 2010 Currency translation: ~ (2) points Fiscal Year 2011 Forecast Net sales up 10-12% vs. FY 2010 Currency translation: ~ (1) point Price realization: ~ +2 points Net income attributable to Deere & Company of ~ $2.1 billion Deere & Company Forecast as of 24 November 2010 34

| 4th Quarter 2010 Earnings Conference Call 9 Worldwide Agriculture & Turf Fourth Quarter Overview (in millions of dollars) Q4 2010 Q4 2009 Change Net Sales $5,406 $4,065 +33% Operating Profit*(Loss) $662 ($24) Production Tonnage +50% Incremental Margin ~ 51% ~ 24% excluding Q4 2009 goodwill impairment charge and voluntary employee-separation expenses** *Q4 2010 operating profit impacted by: Higher shipment and production volumes Improved price realization Higher incentive-compensation expenses Increased raw-material costs ** Non-GAAP measure - For reconciliation to GAAP, please see “Supplemental Data – Fourth Quarter 2010” slide in Appendix Q4 2009 included goodwill impairment and voluntary employee-separation expenses 35

| 4th Quarter 2010 Earnings Conference Call 10 U.S. Commodity Price Estimates (dollars per bushel, except cotton, which is dollars per pound) 2009/10 Previous 2009/10 2010/11 Forecast Previous 2010/11 2011/12 Forecast Corn $3.55 $3.55 $5.00 $3.90 $4.35 Wheat $4.87 $4.87 $5.55 $5.25 $5.50 Soybeans $9.59 $9.60 $10.60 $9.25 $10.50 Cotton $0.63 $0.63 $0.80 $0.66 $0.68 Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 36

| 4th Quarter 2010 Earnings Conference Call 11 U.S. Farm Cash Receipts (in billions of dollars) 2009 Previous 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Crops 163.7 166.3 173.7 171.4 198.1 179.0 Livestock 119.8 118.8 135.9 133.3 136.9 133.0 Government Payments 12.9 12.9 12.4 12.4 11.9 11.9 Total Cash Receipts 296.4 298.0 322.0 317.1 346.9 323.9 Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 37

| 4th Quarter 2010 Earnings Conference Call 12 European (EU-27) Economic Update Deere & Company Forecast as of 24 November 2010 Farm Economy Grain prices have risen and are expected to stay at attractive levels Milk and beef prices continue to rise Though feed costs are a concern for livestock producers Wet weather delaying fall planting Input prices projected to remain above the long-term average, but below peak levels of 2008 Discussions underway for 2013 Common Ag Policy reform Used equipment levels improving Customer sentiment improving; supports investment in ag machinery Though investment mood varies by country and region 38

| 4th Quarter 2010 Earnings Conference Call 13 Farm Net Income (Loss) Brazil and Argentina Brazil (in billions of U.S. dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Soybeans 2.7 3.0 1.9 7.3 2.3 Sugarcane 2.3 8.1 6.4 16.8 7.9 Other* (2.6) (2.0) (3.0) 1.4 (1.1) Total 2.4 9.1 5.3 25.5 9.1 Argentina (in billions of U.S. dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Total (2.5) 6.2 5.3 7.8 3.8 * Includes corn, paddy rice, and cotton Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 39

Brazil Product Portfolio and Dealer Network Expanded to Meet Customer Needs | 4th Quarter 2010 Earnings Conference Call 14 50 new or updated products introduced into the South America market for 2010/2011, including: Tractors Combines and headers Sprayers Seeding equipment Loaders Turf equipment Hay and forage equipment Greenstar precision technology ~ 25 dealer locations added in 2010 Enhances our ability to meet the product and service needs of our customers 40 Tractor Models Combine Models

New Operations - India Represents John Deere’s entry into the harvesting business in India Production estimated to start in the first half of 2012 | 4th Quarter 2010 Earnings Conference Call 15 John Deere Sirhind Works - Ground Breaking, Sirhind, India, September 27 Ashok Leyland John Deere Construction Equipment Company Pvt. Ltd. - Factory Inauguration , Gummidipoondi, India, October 21 The first product to be manufactured at the plant will be the 435 Side-Shift Backhoe, followed by four-wheel-drive loaders Production estimated to start in the first half of 2011 Deere & Company Forecast as of 24 November 2010 41

| 4th Quarter 2010 Earnings Conference Call 16 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2011 U.S. and Canada Ag: ~ Flat Western Europe Ag: Up 5-10% Central Europe and the CIS* countries Ag: Moderate gains from last year’s depressed levels Asia Ag: Sales expected to increase moderately South America Ag: ~ Flat U.S. and Canada turf and utility equipment: ~ Flat *Commonwealth of Independent States Deere & Company Forecast as of 24 November 2010 42

| 4th Quarter 2010 Earnings Conference Call 17 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2011 Forecast Net sales projected to be up 7-9% Deere & Company Forecast as of 24 November 2010 43

| 4th Quarter 2010 Earnings Conference Call 18 Worldwide Construction & Forestry Fourth Quarter Overview (in millions of dollars) Q4 2010 Q4 2009 Change Net Sales $1,158 $661 +75% Operating Profit* $54 $2 Production Tonnage +129% Incremental Margin ~ 10% *Q4 2010 operating profit impacted by: Higher shipment and production volumes Higher incentive-compensation expenses Increased raw-material costs Higher postretirement-benefit expenses 44

U.S. Economic Indicators 2010 Forecast 2011 Forecast GDP Growth (annual percentage rate) +2.6% +2.2% Housing Starts (thousands) 596 789 Non-Residential Spending Growth (annual percentage rate) -15.2% -6.1% Government Spending Growth (annual percentage rate) -3.4% +4.2% | 4th Quarter 2010 Earnings Conference Call 19 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – October 2010 Fiscal Year 2011 Forecast Net sales projected to be up 25-30% Deere & Company Forecast as of 24 November 2010 45

| 4th Quarter 2010 Earnings Conference Call 20 Worldwide Credit Operations Credit Loss History .48% Provision for Credit Losses / Average Owned Portfolio 46

| 4th Quarter 2010 Earnings Conference Call 21 Past-Dues Write-offs Oct 2010 Oct 2009 FY2010 FY2009 A&T – Retail Notes 0.09% 0.24% 0.18% 0.09% C&F – Retail Notes 0.37% 0.72% 1.45% 3.24% Revolving Charge Accounts 0.58% 0.92% 2.29% 2.90% Financing Leases 0.75% 0.74% 1.15% 1.56% Total Owned 0.18% 0.33% 0.55% 0.70% Worldwide Credit Operations Owned Portfolio Past-Dues and Write-offs 47

| 4th Quarter 2010 Earnings Conference Call 22 Worldwide Credit Operations Fourth Quarter 2010 Net income (loss) attributable to Deere & Company Net income of $91 million in Q4 2010 vs. net loss of $22 million in Q4 2009 Fiscal Year 2011 Forecast Net income attributable to Deere & Company of ~ $360 million Deere & Company Forecast as of 24 November 2010 48

| 4th Quarter 2010 Earnings Conference Call 23 Consolidated Trade Receivables & Inventory (in millions of dollars) 2010* Actual 2010* Previous Forecast 2011** Forecast A&T 1,102 675 750 C&F 411 275 75 Total, as reported 1,513 950 675 Total, constant exchange 1,524 1,150 550 * Change at 31 October 2010 vs. 31 October 2009 ** Change at 31 October 2011 vs. 31 October 2010 Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 49

| 4th Quarter 2010 Earnings Conference Call 24 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 11% more than industry Row-Crop Tractors 40% more than industry 4WD Tractors 63% more than industry Combines 18% more than industry October 2010 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2010 2009 Row-Crop Tractors 16% 23% Combines 2% 2% 50

| 4th Quarter 2010 Earnings Conference Call 25 October 2010 Retail Sales Western Europe Deere* Tractors double digits Combines double digits U.S. and Canada Deere Selected Turf & Utility Equipment double digits * Based on EU Government Reporting of Registrations U.S. and Canada – Construction & Forestry Deere First-in-the-Dirt double digits Settlements double digits 51

| 4th Quarter 2010 Earnings Conference Call 26 Material Costs and Freight Equipment Operations Fourth Quarter 2010 Up ~ $80 million vs. Q4 2009 Fiscal Year 2010 Down ~ $135 million vs. FY 2009 By division Agriculture & Turf ~ $155 million Construction & Forestry ~ $20 million Previous forecast down ~ $150 million vs. FY 2009 Fiscal Year 2011 Forecast Up ~ $250 million vs. FY 2010 Agriculture & Turf ~ $175 million Construction & Forestry ~ $75 million Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 52

| 4th Quarter 2010 Earnings Conference Call 27 Research & Development Expense Equipment Operations Fourth Quarter 2010 Up ~ 14% vs. Q4 2009 Currency translation: ~ (2) points Fiscal Year 2010 Up ~ 8% vs. FY 2009 Previous forecast up ~ 10% vs. FY 2009 Fiscal Year 2011 Forecast Up ~ 15% vs. FY 2010 Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 53

| 4th Quarter 2010 Earnings Conference Call 28 Pension and OPEB Expense Fiscal Year 2010 and Forecast 2011 Fourth Quarter 2010 Up ~ $70 million vs. Q4 2009 No change from previous forecast Fiscal Year 2010 Up ~ $345 million vs. FY 2009 Change by category COS ~ $280 million (previous forecast ~ $275 million) SA&G ~ $65 million (previous forecast ~ $75 million) Change by division A&T ~ $265 million (previous forecast ~ $275 million) C&F ~ $80 million (previous forecast ~ $75 million) Fiscal Year 2011 Forecast~ Flat vs. FY 2010 Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 54

| 4th Quarter 2010 Earnings Conference Call 29 Selling, Administrative & General Expense Equipment Operations Fourth Quarter 2010 Up ~ 15% vs. Q4 2009 Variable incentive compensation: ~ +11 points Pension and OPEB expense: ~ +2 points Fiscal Year 2010 Up ~ 10% vs. FY 2009 Variable incentive compensation: ~ +6 points Pension and OPEB expense: ~ +2 points Currency translation: ~ +2 points Previous forecast up ~ 9% vs. FY 2009 Fiscal Year 2011 Forecast Up ~ 6% vs. FY 2010 Growth ~ +2 points Variable incentive compensation: ~ +1 point Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 55

| 4th Quarter 2010 Earnings Conference Call 30 Income Taxes Equipment Operations Fourth Quarter 2010 Effective tax rate of ~ 42% Fiscal Year 2010 Effective tax rate, as reported ~ 41% Tax expense related to U.S. health-care legislation ~ 5% ~ $130 million, recognized in second quarter 2010 Effective tax rate, as adjusted ~ 36% Previous forecast, effective tax rate, as reported ~ 40% Fiscal Year 2011 Forecast Projected effective tax rate of 35-37% NOTE: Due to the magnitude of the amount for the item listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2010. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 56

| 4th Quarter 2010 Earnings Conference Call 31 Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010: $2.5 billion Previous forecast: ~ $2.4 billion Fiscal Year 2011 Forecast: ~ $3.0 billion Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 57

Deere Use-of-Cash Priorities | 4th Quarter 2010 Earnings Conference Call 32 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our credit operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 58

| 4th Quarter 2010 Earnings Conference Call 33 Worldwide Credit Operations Unsecured Term Debt Maturities* * Maturities as of 31 October 2010 59

| 4th Quarter 2010 Earnings Conference Call 34 Share Repurchase As Part of Publicly Announced Plans Actual Shares Repurchased* (in millions) Total $ Amount (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 Cumulative cost of repurchases since 2004: ~ $6.0 billion Balance remaining on May 2007 40-million share authorization: 8.5 million May 2008 share authorization: $5.0 billion 31 October 2010 period ended shares: 422.2 million * All shares adjusted for two-for-one stock split effective 26 November 2007 2004-2010: 119.7 million shares repurchased at a weighted average purchase price of $49.51 60

| 4th Quarter 2010 Earnings Conference Call 35 Sources and Uses of Cash Fiscal 2004–2010 Equipment Operations ~55% of cash from operations returned to shareholders (1) Other includes excess tax benefits from share-based compensation, effect of exchange rates on cash and cash equivalents, proceeds from maturities and sales of marketable securities and purchases of marketable securities Source: 2004 - 2009 from Deere & Company SEC filings; 2010 from Deere & Company Q4 2010 Press Release (1) $4,160 $3,348 61

| 4th Quarter 2010 Earnings Conference Call 36 Other Information Fiscal Year 2010 Equipment Operations Capital Expenditures ~ $735 million Previous forecast ~ $850 million Depreciation and Amortization ~ $550 million No change from previous forecast Pension/OPEB Contributions ~ $840 million Previous forecast ~ $700 million Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 62

| 4th Quarter 2010 Earnings Conference Call 37 Other Information Fiscal Year 2011 Forecast Equipment Operations Capital Expenditures ~ $1.0 billion Depreciation and Amortization ~ $550 million Pension/OPEB Contributions ~ $300 million Deere & Company Forecast as of 24 November 2010 63

| 4th Quarter 2010 Earnings Conference Call 38 Appendix 64

| 4th Quarter 2010 Earnings Conference Call 39 Supplemental Data – Fourth Quarter 2010 Worldwide Agriculture & Turf Incremental Margins NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter of 2009 and the fourth quarter of 2010. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under GAAP. The table above provides a reconciliation of the non-GAAP financial measures with the most directly comparable GAAP financial measures for the three months ended October 31, 2010. 65 Fourth Quarter 2009, as reported (millions) Net Sales Operating Profit/(Loss) Incremental Margin Fourth Quarter 2010, as reported $5,406 $662 Fourth Quarter 2009, as reported 4,065 (24) Change, as reported 1,341 686 51% Less: Q4 2009 Expenses related to: Goodwill impairment - (289) Voluntary employee-separation program - (76) Change, as adjusted $1,341 $321 24%

| 4th Quarter 2010 Earnings Conference Call 40 U.S. Farm Prices Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 24 November 2010 66 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton

| 4th Quarter 2010 Earnings Conference Call 41 World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Source: USDA - 9 November 2010 Cotton 67

| 4th Quarter 2010 Earnings Conference Call 42 U.S. Net Farm Cash Income (in billions of dollars) 2009 Previous 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Total Cash Receipts 296.4 298.0 322.0 317.1 346.9 323.9 Other Cash Income 22.0 20.7 22.8 21.6 23.3 22.5 Gross Cash Income 318.4 318.7 344.8 338.7 370.2 346.4 Cash Expenses (248.5) (247.8) (253.0) (253.0) (265.0) (261.0) Net Cash Income 69.9 70.9 91.8 85.7 105.2 85.4 Deere & Company Forecast as of 24 November 2010 (Previous Forecast as of 18 August 2010) 68

43 Brazil: Government Programs Tractor Programs 5 Engine hp Where Interest Rate Grace Period (Max) Years Term Maturity Mais Alimentos Pró-Trator Trator Solidário <78 <120 75-80 Brazil Sao Paulo Parana 2% 0% 5.5% 3 Years 2 2 10 5 5 Perennial 1 Dec10 2 Dec10 3 Finame PSI Moderfrota All All Brazil Brazil 5.5% 9.5% 2 1.5 10 6 4 Mar11 Jun11 1 Interest rate is reviewed on annual basis 2 Can be renewed based on budget of Sao Paulo State 3 Credit available for 4.000 tractors 4 6 years for tractors and 8 years for combines 5 Exclusively Finame qualified products. Minimum of 60% local content (weight and value) Combine Programs 5 Class Where Interest Rate Grace Period (Max) Years Term Maturity Mais Alimentos IV Brazil 2% 3 Years 10 Perennial 1 Finame PSI Moderfrota All All Brazil Brazil 5.5% 9.5% 2 1.5 Up to 10 Up to 8 Mar11 Jun11 | 4th Quarter 2010 Earnings Conference Call 69

| 4th Quarter 2010 Earnings Conference Call 44 Oct 2010 Oct 2009 A&T – Retail Notes* 1.20% 1.56% C&F – Retail Notes 2.23% 2.16% Revolving Charge Accounts 0.05% 0.05% Financing Leases 1.70% 2.66% Total Owned Non-Performing Receivables** 0.98% 1.37% * As of 31 October 2010 and 2009, Brazil non-performing receivables represent 0.78% and 1.10% of the total worldwide A&T retail note portfolio respectively. ** As of 31 October 2010 and 2009, Brazil non-performing receivables represent 0.44% and 0.61% of the total worldwide Credit operations portfolio respectively. Worldwide Credit Operations Owned Portfolio Non-Performing Receivables 70

| 4th Quarter 2010 Earnings Conference Call 45 Past-Dues Write-offs Oct 2010 Oct 2009 FY2010 FY2009 A&T – Retail Notes 0.10% 0.27% 0.03% 0.04% C&F – Retail Notes 0.37% 0.77% 1.62% 3.61% Revolving Charge Accounts 0.56% 0.90% 2.30% 2.97% Financing Leases 1.64% 1.53% 0.52% 1.03% Total Owned 0.20% 0.36% 0.48% 0.70% John Deere Capital Corporation Owned Portfolio Past-Dues and Write-offs 71

| 4th Quarter 2010 Earnings Conference Call 46 Oct 2010 Oct 2009 A&T – Retail Notes 0.46% 0.50% C&F – Retail Notes 2.53% 2.40% Revolving Charge Accounts 0.05% 0.05% Financing Leases 3.71% 4.23% Total Owned Non-Performing Receivables 0.61% 0.81% John Deere Capital Corporation Owned Portfolio Non-Performing Receivables 72

Deere’s first quarter 2011 conference call is scheduled for 9:00 a.m. central time on Wednesday, February 16, 2011 73